SECURED PROMISSORY NOTE

ACURA PHARMACEUTICALS, INC.

$______________________	No. N-__
January 31, 2006

ACURA PHARMACEUTICALS, INC., a corporation organized under the laws of the State of New York (the “Company”), for value received, hereby promises to pay to _______________,  or registered assigns (the “Payee” or “Holder”), upon due presentation and surrender of this Secured Promissory Note (this “Note”), on the Maturity Date, the principal amount of [____________ ] ($______) and all accrued but unpaid interest thereon as hereinafter provided. As used herein, the “Maturity Date” means June 1, 2006.

This Note was issued by the Company pursuant to a certain Loan Agreement dated as of January  , 2006 among the Company and certain lenders identified therein, including the Payee (together with the Schedules and Exhibits thereto, the “Loan Agreement”). The holders from time to time of the Notes issued under the Loan Agreement (including the Holder) are referred to hereinafter as the “Holders”. The Holder is entitled to the benefits of the Loan Agreement, including, without limitation, the rights upon the occurrence and during the continuance of an Event of Default and the benefits of security interests and guaranties referred to below. Reference is made to the Loan Agreement and the documents entered into pursuant thereto with respect to certain additional rights of the Holder and obligations of the Company and its Subsidiaries not expressly set forth herein. Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. All such rights and obligations set forth in the Loan Agreement are incorporated herein by reference.

ARTICLE I

PAYMENT OF PRINCIPAL AND INTEREST; METHOD OF PAYMENT

1.1.   Payment, if any, of the principal and accrued interest on this Note shall be made in cash, in immediately available funds, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest (computed on the basis of a 360-day year of twelve 30-day months) shall accrue on the unpaid portion of said principal amount from time to time outstanding at the Stated Interest Rate (as defined below), and shall be paid by the Company to the Payee in arrears on the last day of each calendar quarter unless required to be paid earlier by the terms of the Loan Agreement. Both principal hereof and interest hereon are payable at such address as the Holder shall designate from time to time by written notice to the Company. The Company will pay or cause to be paid all sums becoming due hereon for principal and interest by check or wire transfer, at the Holder’s election, and, without any requirement for the presentation of this Note or making any notation thereon, except that the Holder hereof agrees that payment of the final amount due shall be made only upon surrender of this Note to the Company for cancellation. Prior to any sale or other disposition of this instrument, the Holder hereof agrees to endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon and to notify the Company of the name and address of the transferee. As used herein, the “Stated Interest Rate” means the rate of (i) ten percent (10%) per annum prior to the occurrence of an Event of Default, and (ii) thirteen percent (13%) per annum after the occurrence of an Event of Default and during the continuance thereof (regardless of whether the Loans have been accelerated), in each case subject to the limitations of applicable law.

1.2. If this Note or any portion hereof becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date hereof shall be extended to the next succeeding full business day and interest shall be payable at the Stated Interest Rate per annum during such extension. All payments received by the Holder shall be applied first to the payment of all accrued interest payable hereunder.

1.3 The Company shall have the right to prepay the principal amount of this Note, in whole or in part, at any time without penalty or premium. Any prepayment of principal shall be accompanied by a payment of all interest accrued and unpaid on the portion of the principal amount being prepaid. In addition, this Note is subject to mandatory prepayment as provided in the Loan Agreement.

ARTICLE II

SECURITY

2.1.  The obligations of the Company under this Note are secured pursuant to security interests on and collateral assignments of, assets, tangible and intangible, of the Company granted by the Company to the Holder and the other Holders (or their agent) pursuant to a General Security Agreement of even date herewith, and the collateral assignments referred to in the Loan Agreement. In addition, Acura Pharmaceutical Technologies, Inc. (“APT”), a wholly owned subsidiary of the Company (the “Guarantor”), has executed and delivered in favor of the Holder and the other Holders (or their agent) a Continuing Unconditional Guaranty, dated an even date herewith (the “Guaranty”), guaranteeing the full and unconditional payment when due of the amounts payable by the Company to the Holder and the other Holders pursuant to the terms of their respective Notes. The obligations of the Guarantor under its Guaranty are secured pursuant to security interests on and collateral assignments of, assets, tangible and intangible, of the Guarantor granted by the Guarantor to the Holder and the other Holders (or their agent) pursuant to a security agreement of even date herewith, and the collateral assignments referred to in the Loan Agreement.

ARTICLE III

MISCELLANEOUS

3.1.  Default. Subject to the terms of the Loan Agreement, upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement all amounts then remaining unpaid on this Note may be declared to be, or automatically become, immediately due and payable as provided in the Loan Agreement.

3.2.  Collection Costs. In the event that this Note shall be placed in the hands of an attorney for collection by reason of any event of default hereunder, the undersigned agrees to pay reasonable attorney’s fees and disbursements and other reasonable expenses incurred by the Holder or its agent in connection with the collection of this Note. In addition, the undersigned shall be responsible for all other expenses of the Holder and its agent to the extent provided by the Loan Agreement.

3.3.  Rights Cumulative; Specific Performances. The rights, powers and remedies given to the Payee under this Note shall be in addition to all rights, powers and remedies given to it by virtue of the Loan Agreement, any document or instrument executed in connection therewith, or any statute or rule of law.

3.4.  No Waivers. Any forbearance, failure or delay by the Payee in exercising any right, power or remedy under this Note, the Loan Agreement, any documents or instruments executed in connection therewith or otherwise available to the Payee shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

3.5.  Amendments in Writing. Subject to the terms of the Loan Agreement, no amendment, modification or waiver of any provision of this Note shall be effective unless it shall be in writing and signed by the Holder, and any such amendment, modification or waiver shall apply only in the specific instance for which given.

3.6.  Governing Law; Jurisdiction. (a)  This Note and the rights of the holders hereof shall be governed by, and construed in accordance with, the laws of the State of New York wherein the terms of this Note were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

(b)  The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or United States Federal court sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such United States Federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law. Nothing in this Note or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Note or any of the other Transaction Documents in the courts of any jurisdiction.

(c)  The Company irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or in relation to this Note or any other transaction document to which it is a party in any such New York State or United States Federal Court. The Company hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

3.7.  No Counterclaims. The Company waives the right to interpose counterclaims or set-offs of any kind and description in any litigation arising hereunder (whether or not arising out of or relating to this Note).

3.8.  Successors. The term “Payee” and “Holder” as used herein shall be deemed to include the Holder and its successors, endorsees and assigns.

3.9.  Certain Waivers. The Company hereby waives presentment, demand for payment, protest, notice of protest and notice of non-payment hereof.

3.10.  Mutilated, Lost, Stolen or Destroyed Notes. In case this Note shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Note, or in lieu of and substitution for the Note, mutilated, lost, stolen or destroyed, a new Note of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also reasonably satisfactory to it (but without requirement of posting any bond).

3.11.  Maintenance of Office. The Company covenants and agrees that so long as this Note shall be outstanding, it will maintain an office or agency in New York (or such other place as the Company may designate in writing to the holder of this Note) where notices, presentations and demands to or upon the Company in respect of this Note may be given or made.

3.12.  WAIVER OF JURY TRIAL. THE COMPANY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS DEBENTURE OR ANY OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

IN WITNESS WHEREOF, Acura Pharmaceuticals, Inc. has caused this Note to be signed by its authorized officer and to be dated the day and year first above written.

ATTEST [SEAL]	ACURA PHARMACEUTICALS, INC.

____________________________________	By:	/s/
Name: Peter Clemens
Title : Senior Vice President and CFO

ATTACHMENT I

Assignment

For value received, the undersigned hereby assigns subject to the provisions of the Loan Agreement, to ________ $_________________ principal amount of the Secured Promissory Note evidenced hereby and hereby irrevocably appoints _______________ attorney to transfer the Note on the books of the within named corporation with full power of substitution in the premises.

Dated:

In the presence of: